UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard,	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company's Annual Meeting of Shareholders held on May 5, 2021, shareholders voted on five proposals and cast their votes as follows:

1)	All ten directors were elected to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified based upon the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Mary K. Brainerd	300,626,360	3,232,402	438,712	29,641,007
Giovanni Caforio, M.D.	303,146,598	705,724	445,152	29,641,007
Srikant M. Datar, Ph.D.	299,842,575	4,013,249	441,650	29,641,007
Allan C. Golston	302,360,008	1,497,995	439,471	29,641,007
Kevin A. Lobo	292,357,426	10,905,740	1,034,308	29,641,007
Sherilyn S. McCoy	249,959,549	53,887,530	450,395	29,641,007
Andrew K. Silvernail	299,462,713	4,360,432	474,329	29,641,007
Lisa M. Skeete Tatum	300,523,561	3,318,402	455,511	29,641,007
Ronda E. Stryker	299,072,521	4,835,978	388,975	29,641,007
Rajeev Suri	300,430,354	3,407,099	460,021	29,641,007

2)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 was ratified based upon the following votes:

Shares
For	Against	Abstain
315,884,858	17,386,717	666,906

3)	The advisory vote on the resolution relating to compensation of our named executive officers was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
286,805,009	16,629,208	863,257	29,641,007

4)	The shareholder proposal related to workforce involvement in corporate governance was not approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
12,186,798	290,474,442	1,636,234	29,641,007

5)	The shareholder proposal related to special shareholder meetings was not approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
106,138,602	197,102,817	1,056,055	29,641,007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	May 11, 2021	/s/ SEAN C. ETHERIDGE
Sean C. Etheridge
Vice President, Corporate Secretary